UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): June 27, 2006
NOBLE CORPORATION
(Exact name of Registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-31306 (Commission file number)	98-0366361 (I.R.S. employer identification number)

13135 South Dairy Ashford, Suite 800 Sugar Land, Texas (Address of principal executive offices)	77478 (Zip code)
Registrant’s telephone number, including area code: (281) 276-6100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
     Attached hereto as Exhibit 99.1 is a copy of the news release dated June 27, 2006 of Noble Corporation.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits

Exhibit 99.1	News release dated June 27, 2006 issued by Noble Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION
Date: June 27, 2006	By:	/s/ Mark A. Jackson
Mark A. Jackson,
President and Chief Operating Officer and acting Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	News release dated June 27, 2006 issued by Noble Corporation.